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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: July 18, 2003


                                         RTR, INC.
             (Exact name of registrant as specified in its charter)


            Delaware               000-49932                 33-1000768
    (State of Incorporation)   (Commission File Number)     (IRS Employer
                                                          Identification No.)


                             Andrew Roth, President
                                    RTR, Inc.
                           C/O Riggs & Associates LLC
                              18 Leonard Farms Way
                             Wethersfield, CT, 06109
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (860) 529-6500
                    ----------------------------------------
              (Registrant's telephone number, including area code)



Item 5.     Other Events
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         On July 18, 2003 the RTR, Inc. (The Company)  entered into a nonbinding letter of intent whereby Vistula and Card Link Services Limited (A UK Company) will become wholly owned subsidiaries of the Company upon the issuance of 8,100,000 of the Company's voting common stock. Prior to the issuance of the shares, management of RTR will cause a 1 for 10 reverse split (resulting in 900,000 shares outstanding.) Additionally, immediately upon the completion of the merger the combined company will cause a registration statement to be filed containing all shareholders to be selling shareholders. It's the intention of management that there will not be any proceeds from this offering. The agreement will contain usual and customary representations, warranties, covenants, and other agreements (including a tax allocation agreement), on behalf of Vistula and RTR and closing will be subject to usual and customary covenants and conditions.


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Vistula [a company  incorporated  in  Delaware]  is a  provider  of value  added services to Tier 1 and Tier 2 Telecommunications Carriers and Transit Network Operators throughout the world. The company has two principal operating divisions: Vistula Limited (US, UK) and Cardlink Services Limited (US, UK). The company maintains offices in Chicago (US) and London (UK). The company is focused on providing high margin services to carriers and network operators. Both are free of long-term debt.

Cardlink Services Limited has developed a product suite which enables mobile operators throughout the world to process prepayments from "pay-as-you-go" customers electronically. The market for these services is expanding rapidly both in the developed and in the underdeveloped regions; and Cardlink has established a number of key relationships which management believe will be of significant value as new operators throughout the world are signed up. The first of the Cardlink Electronic Top Up (ETU) products was launched in the UK in July 2001 and provided functionality for Vodafone, Orange, MMO2 and T-Mobile. Management believes that the potential for providing ETU services in markets where mobile telephony is growing rapidly will create significant long-term growth for the company. Cardlink typically receives 1% of the total mobile revenues transacted through the Cardlink system.

Vistula Limited occupies a similar dynamic as a supplier of wholesale telecommunications services to Tier 1 and Tier 2 carriers. The company owns switching facilities in London and New York and has interconnect agreements with suppliers and customers in both locations. The company has no long-term debt, owns all of its fixed equipment outright and has lines of credit in place enabling it to securing new contracts.

The agreement will contain usual and customary representations, warranties, covenants, and other agreements (including a tax allocation agreement) on behalf of Vistula and RTR and closing will be subject to usual and customary covenants and conditions.




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Item  7.    Financial  Statements,  Pro Forma Financial Information and Exhibits
            --------------------------------------------------------------------

     (a)  Financial  Statements

          None

     (b)  Pro  Forma  Financial  Information

          None

     (c)  Exhibits

          None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By:/s/ Andrew Roth
                                          -----------------------
                                          Andrew Roth
                                          President

Date: August___,  2003